Exhibit 99.1

June 15, 2005

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

Gentlemen:

We have read Item 4.01 of Form 8-K dated June 10, 2005, of S&T Bancorp, Inc., Thrift Plan for Employees of S&T Bank, and are in agreement with the statements contained in the first, second, fourth and fifth paragraphs on pages 1 and 2 therein. We have no basis to agree or disagree with the other statements of the registrant contained therein.

/s/ Ernst & Young LLP

Pittsburgh, Pennsylvania